SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           February 8, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                   TUNLAW INTERNATIONAL CORPORATION
        (Exact Name of Registrant as Specified in its Charter)


            NEVADA                     0-22785               52-2031541
        (State or other              (Commission          (I.R.S. Employer
        jurisdiction of              File Number)          incorporation)

             1504 R Street, N.W., Washington, D.C. 20009
               (Address of principal executive offices)

                             202/387-5440
                    Registrant's telephone number


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Because of expected increased accounting demands, as of February 8, 1999, the Board of Directors of the Registrant choose to replace the Registrant's then accountant, John P. MacLean, Bowie,
Maryland, with the larger accounting firm of Weinberg & Company, P.A., Boca Raton, Florida. The new accounting firm has more personnel available to the Registrant.

      The financial statements for the Registrant since inception have not contained any adverse opinion or disclaimer or were modified as to any uncertainty, audit scope or accounting principles and there were not any disagreements or "reportable events" with such former accountant.

      Filed as exhibit hereto, is a letter from the Registrant's former accountant agreeing with the statements made herein regarding the substitution of accountants.

ITEM 5.     OTHER EVENTS

      Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

      Not applicable.

ITEM 8.     CHANGE IN FISCAL YEAR

      Not applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      Not applicable.

EXHIBITS

      16.1  Letter on changes in certifying accountant.



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TUNLAW INTERNATIONAL CORPORATION


                               By /s/ James M. Cassidy
                                      President
                                      Director


Date: February 18, 1999